UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 16, 2011

NEOPROBE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26520	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 300, Columbus, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2011, Neoprobe Corporation (the “Company”) filed a Certificate of Ownership in Delaware to effect a merger of the Company’s wholly owned subsidiary, Neoprobe Name Change, Inc., with and into the Company, and to change the Company’s legal name to “Navidea Biopharmaceuticals, Inc.,” effective January 5, 2012, at 12:01 a.m. eastern time (the “Effective Time”).  Pursuant to Section 253 of the General Corporation Law of Delaware, such merger will have the effect of amending the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to reflect the new legal name of the Company.  Specifically, Article 1 of the Company’s Certificate of Incorporation is deleted in its entirety and replaced with the following: “Article 1: The name of the corporation is Navidea Biopharmaceuticals, Inc.”  The name change does not affect the rights of the stockholders of the Company.  There will be no other changes to the Company’s Certificate of Incorporation at the Effective Time.  A copy of the Certificate of Ownership Merging Neoprobe Name Change, Inc. into Neoprobe Corporation, as filed with the Delaware Secretary of State, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Company will begin trading on the NYSE Amex stock exchange under the ticker symbol “NAVB” on January 5, 2012.  The new CUSIP number for Navidea Biopharmaceuticals, Inc. is 63937X 103.

On December 8, 2012, the Company issued a press release announcing the transaction described above.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit Description

3.1	Certificate of Ownership Merging Neoprobe Name Change, Inc. into Neoprobe Corporation, effective January 5, 2012, as filed with the Delaware Secretary of State.

99.1
Press Release, dated December 8, 2012, entitled “Neoprobe Corporation to Change Company Name to Navidea Biopharmaceuticals” (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed December 8, 2011).

The Private Securities Litigation Reform Act of 1995 (the Act) provides a safe harbor for forward-looking statements made by or on behalf of the Company. Statements contained or incorporated by reference in this Current Report on Form 8-K, which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, anticipated clinical and regulatory pathways, and markets for the Company’s products are forward-looking statements within the meaning of the Act.  The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof.  Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance of its products, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, risks of development of new products, regulatory risks and other risks detailed in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other SEC filings.  The Company undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neoprobe Corporation

Date: December 21, 2011	By:	/s/ Brent L. Larson
Brent L. Larson, Senior Vice President and Chief Financial Officer